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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                                  May 24, 2002
                Date of Report (Date of earliest event reported)

                                   EXULT, INC.
             (Exact name of registrant as specified in its chapter)


         Delaware                    0-30035                   33-0831076
(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation)             File Number)            Identification No.)


                            4 Park Plaza, Suite 1000
                                Irvine, CA 92614
                    (Address of principal executive offices)

                                 (949) 250-8002
               Registrant's telephone number, including area code


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                                TABLE OF CONTENTS

Item 4.      Changes in Registrant's Certifying Accountant

Item 7.      Financial Statements and Exhibits

Signatures

Exhibit 16.1

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Item 4.      Changes in Registrant's Certifying Accountant

        The Registrant dismissed Arthur Andersen LLP ("Andersen") as the Registrant's independent auditor effective May 24, 2002.

        Andersen served as the Registrant's independent auditor for the Registrant's fiscal years ended December 31, 2001 and 2000, as well as for previous periods. Andersen's reports on the Registrant's consolidated financial statements for the Registrant's fiscal years ended December 31, 2001 and 2000 (the "Reports") do not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

        During the Registrant's fiscal years ended December 31, 2001 and 2000, and during the period from January 1, 2002 until Andersen's dismissal, there were no disagreements with Andersen within the meaning of Item 304 of Regulation S-K on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter of the disagreements in connection with its report.

        During the Registrant's fiscal years ended December 31, 2001 and 2000, and during the period from January 1, 2002 until Andersen's dismissal, there were no "reportable events" (as such term is defined in Item 304(a)(1)(v) of Regulation S-K).

        A letter from Andersen addressed to the Securities and Exchange Commission is included as Exhibit 16.1 to this Current Report on Form 8-K. Such letter states that Andersen agrees with the statements made by the Company in this Item 4.

        The Registrant has engaged the firm of KPMG LLP ("KPMG") to serve as the Registrant's independent auditor effective May 31, 2002. During the Registrant's fiscal years ended December 31, 2001 and 2000, and during the period from January 1, 2002 until KPMG's engagement, the Registrant did not consult KPMG regarding any of the matters or events set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

        The Registrant's decision to dismiss Andersen and appoint KPMG was approved by the Audit & Finance Committee of the Registrant's Board of Directors.

Item 7.      Financial Statements and Exhibits

     (c)  Exhibits

     16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated June 3, 2002 pursuant to Item 304(a)(3) of Regulation S-K.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                      Exult, Inc.
                                                     (Registrant)


Date                                              /s/ Michael F. Henn
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           June 3, 2002                               (Signature)
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                                        Michael F. Henn, Chief Financial Officer